PAGE 1
--------------------------------------
Keystone State Tax Free Fund--Series II

Dear Shareholder:

We are writing to report on the activities of Keystone State Tax Free Fund--Series II for the twelve-month period which ended November 30, 1996. Following this letter we have included a performance summary of the California and Missouri Tax Free Funds and an interview with Keystone's municipal bond department.

     Municipal bonds experienced several interest rate environments over the past year. This included sudden and dramatic shifts in market sentiment and resulted in increased volatility for all fixed-income investments. The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 5.88% for the twelve-month period.

Adjustments and Resolutions

At the beginning of this reporting period, market sentiment was driven by an outlook for slow economic growth, low inflation and the possibility of tax-reform legislation. While the prospect of tax-law changes created uncertainty and limited the performance of municipal bonds in late 1995 and early 1996, prices continued to rise because investors anticipated a favorable economic and interest rate climate.

     In February 1996, the trend of interest rates underwent a sharp and rapid reversal. Reports of strength in employment stimulated investors' concerns about robust economic growth and future inflation. Investors revised their interest rate outlooks, waiting for longer-term trends to appear. During this transitional period, volatility characterized the fixed-income markets, in general.

     By mid-year, the economy was confirmed to be growing at a moderate pace and inflation remained well-contained. Enactment of tax-reform legislation became viewed as unlikely.

     With these uncertainties resolved, investors became more confident that a steadier investment climate could prevail. The tax-exempt sector regained stability and then began to gather strength, with yields eventually returning to levels that rivaled those of a year ago.

Outlook

As we approach 1997, the stage appears to be set for the continuation of moderate economic growth and low inflation. We believe this should help to provide a relatively stable interest rate climate with yields trading within a narrow range. In light of the recent rally made by the municipal bond market, we would anticipate that over the coming months, much of the Fund's total return will result from income as opposed to price appreciation.

     We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C. is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

     First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.


                                                        (continued on next page)

PAGE 2
--------------------------------------
Keystone State Tax Free Fund--Series II

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     We appreciate your continued support of Keystone funds. If you have any questions or comments about your investment, please feel free to write to us.

Sincerely,                              [photos of Elfner and Bissell]

/s/Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

January 1997


[photo captions]         Albert H. Elfner, III           George S. Bissell

PAGE 3
--------------------------------------------------------------------

Keystone State Tax Free Fund--Series II

                               A Discussion With
                             Your Fund's Management


The Keystone State Tax Free Funds are managed by Keystone's municipal bond team, headed by senior portfolio manager Betsy Hutchings. The team includes portfolio managers George Kimball, Daniel A. Rabasco, analyst David Moore and trader Craig Kasap. The team is
               dedicated to researching, analyzing and evaluating
                      municipal bonds for Keystone funds.

Q    What do the Funds offer investors?


A    The Funds are designed for tax-sensitive investors who seek a high level of current income exempt from federal income tax, while preserving capital.(1) The Funds offer professional management and diversification by investing in a portfolio of quality municipal bonds.


Q    How do you select securities for the Fund?


A    Our management team employs an intensive research process, paying careful attention to credit quality and financial stability. We structure the portfolio with bonds that meet our high credit standards. Our holdings typically have the characteristics that we believe are necessary for good performance in the current and anticipated interest rate environment. We emphasize diversification and focus on maximizing the Fund's income.


Q    What was the environment like for municipal bonds over the past year?


A    Municipal bond investors experienced several different investment environments over the past year. At the beginning of the reporting period, investors were still benefiting from last year's strong bond market rally, which pushed the prices of fixed-income securities in general, higher. The possibility of tax-reform also influenced the municipal market at the time, however. Investors were concerned that tax-law changes would threaten the tax-favored status of municipal bonds and approached the market with caution. This caused the performance of municipal bonds to lag that of the benchmark, U.S. Treasuries in late 1995 and early 1996.

     In February 1996, interest rates reversed course and rose sharply. Reports of a strengthening employment market raised investors concerns about robust economic growth and future inflation. The fixed-income markets became volatile as investors waited for longer-term economic trends to emerge. In addition to the changes taking place in the economy, municipal bonds investors also focused on the uncertainties of the campaign season and the possibility of tax-reform.

Q    Did this volatility continue throughout 1996?


A    No, it began to subside by mid-year. Concerns about tax-reform began to fade as enactment of any proposals became unlikely. Reports also began to confirm that the economy was growing at a moderate pace and inflation was well-contained. With these issues becoming resolved, investors developed confidence that a steadier interest rate environment would prevail.


Q    What was the environment like at the end of the reporting period?


A    As of the end of this fiscal year, the investment environment for municipal bonds was relatively stable. Economic growth has remained moderate and inflation has been minimal, which is positive for interest rates. Cash flow into the municipal bond market has been light. We attribute much of that to the relatively low level of interest rates having to compete with the strong performance of the stock market.

-------------------------
(1)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

PAGE 4
--------------------------------------------------------------------
Keystone State Tax Free Fund--Series II

     Also as of the end of the reporting period, investors' primary focus was expected future Federal Reserve Board policy. We believe that municipal bond yields will be most affected by the events influencing the greater fixed-income market over the next few months and that the driving force will be the strength of the economy and the level of inflation.

Q    What is your outlook for municipal bonds over the next six months?


A    Our outlook is one of cautious optimism. We believe that interest rates and the economy will be the greatest influence on municipal bonds over the coming months, rather than issues that are specific to the tax-exempt market, such as tax-reform. We expect the economy to grow at a rate of approximately 2% and inflation to fall in the 3% area; and that this pattern of moderate economic growth and low inflation should set the stage for a relatively stable interest rate environment.

     However, we are cautious about the degree to which prices can improve further, in light of the decline in interest rates that has taken place over the past few months. We anticipate that much of the Fund's total return will result from income reinvestment over the next few months.

Q    Are municipal bonds still an attractive investment?


A    We think municipal bonds still provide value to the long-term investor seeking tax-advantaged income, because of the yields an investor receives after taxes and inflation. Since inflation continues to be relatively low, "real" interest rates, or the interest rate an investor receives after inflation is subtracted, is high by historical standards. Further, as of November 30, 1996, municipal bonds yielded approximately 90%(2) of U.S. Treasuries with comparable maturities. These two factors contribute to what we believe is an attractive level of current income.

                                       [diamond]

                       This column is intended to answer

                           questions about your Fund.

                If you have a question you would like answered,

                                please write to:

                  Evergreen Keystone Investment Services, Inc.

                  Attn: Shareholder Communications, 22nd Floor

            200 Berkeley Street, Boston, Massachusetts 02116-5034.2

-------------------------
(2)Based on the Revenue Bond Index, a widely followed index of 25 of the most current actively traded municipal bonds in the tax-exempt market.

PAGE 5
--------------------------------------------------------------------
Keystone California Tax Free Fund

Your Fund's Performance

Your Fund's objective is to seek the highest possible current income, exempt from federal and state income taxes, while preserving capital.(3) At least 80% of your Fund's investments are insured as to timely payment of both principal and interest. The Fund is managed by George Kimball, vice president in Keystone's municipal bond department.

Performance

For the twelve-month period which ended November 30, 1996:

Class A shares returned 3.99%,

Class B shares returned 3.23%, and

Class C shares returned 3.34%.

Portfolio Strategy

Our primary strategy was to manage the Fund's average maturity based on our interest rate outlook. We had lengthened the average maturity in late 1995 and early 1996 in anticipation of a decline in interest rates. We later shortened average maturity to increase the Fund's flexibility and enhance price stability when interest rates rose. Our most recent move was to adopt a neutral interest rate stance relative to the Fund's competitive group, when the municipal market regained stability. In late 1995, the Fund primarily was invested in bonds with maturites ranging from 25-30 years. During most of the fiscal year, however, the Fund invested in bonds with 20-25 year maturities.

     As of November 30, 1996, the Fund's average quality was AAA. The average maturity of the portfolio stood at 19.3 years, slightly shorter than 20 years, where it was in May. Throughout the period, we invested in bonds that would maintain the Fund's call protection.

-------------------------
(3)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).



     Looking forward, the Fund is positioned for a stable interest rate environment. In light of the recent improvement in the municipal bond market, we believe that most of the Fund's total return in the next few months will be generated by income rather than price appreciation. We will continue to seek those situations that will build the Fund's income, which may include increasing our position in higher yielding securities that meet our stringent credit criteria.

Economic Environment

California's economy has improved considerably over the past several years. The state has recaptured all of the jobs lost during its recession of several years ago. That recession was the worst economic downturn that California had experienced since the Great Depression. Job growth has come primarily from international trade, business services, high technology and entertainment and tourism. With job cuts in defense and aerospace winding down, we believe the state should benefit from moderate-to-strong employment growth over the next few years.

     Despite the improvement in California's economy and its favorable employment outlook, we continue to view the state with caution. California still has an accumulated budget deficit and we expect the budget will remain stressed due to spending pressures for education, social services and corrections. Further, while we anticipate spending pressures to build, we believe revenue limitations will continue to be imposed by Propositions 13, 62 and 218.

Name Change

The name of the Fund was changed on December 11, 1996 from California Insured Tax Free Fund to California Tax Free Fund. The investment policy of the Fund remains unchanged and at least 80% of the Fund's investments will continue to be insured as to the timely payment of principal and interest.

PAGE 6
--------------------------------------
Keystone California Tax Free Fund

[typeset representation of mountain chart]

Growth of an investment in
Keystone California Tax Free Fund
Class A

In Thousands

                   Initial                           Reinvested
                  Investment                       Distributions
2/94              9523.81                             9523.81
11/94             8285.714                            8687.197
11/95             9390.476                           10393.28
11/96             9266.666                           10807.99


A $10,000 investment in Keystone California Tax Free Fund Class A made on February 1, 1994 with all distributions reinvested was worth $10,809 on November 30, 1996. Past performance is no guarantee of future results.

[end mountain chart]

Taxable Equivalent Yields(4)

                                      Federal Tax Bracket
                             ---------------------------------------
                                      31%           36%         39.6%
                                ----------    ----------    ----------
(combined state & federal)        (37.42%)      (41.95%)      (45.22%)
---------------------------     ----------    ----------    ----------
Yield                        Taxable Equivalent Yields
---------------------------  ---------------------------------------
4.0%                                 6.4%          6.9%          7.3%
5.0%                                 8.0%          8.6%          9.1%
6.0%                                 9.6%         10.3%         11.0%
---------------------------     ----------    ----------    ----------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

------------
(4)The table is based on 1996 federal tax brackets. The 31% bracket includes single filers earning $58,151-121,300 and joint filers earning $96,901-147,700; the 36% bracket includes single filers earning $121,301-263,750 and joint filers earning $147,701-263,750; the 39.6% bracket includes single and joint filers earning over $263,750.

Twelve-Month Performance as of November 30, 1996
-------------------------------------

                             Class A      Class B       Class C
Total returns*                3.99%        3.23%        3.34%
Net asset value 11/30/95     $9.86        $9.82        $9.80
      11/30/96               $9.73        $9.69        $9.68
Distributions                $0.50        $0.43        $0.43
Capital Gains                 none         none          none

*Before deducting any sales charges

Historical Record     as of November 30, 1996
-------------------------------------

Cumulative total returns        Class A      Class B       Class C
1-year w/o sales charge            3.99%        3.23%        3.34%
1-year                            -0.95%       -0.72%        3.34%
Life of Class                      8.09%        8.84%       11.52%
Average annual returns
1-year w/o sales charge            3.99%        3.23%        3.34%
1-year                            -0.95%       -0.72%        3.34%
Life of Class                      2.78%        3.03%        3.92%

Class A, Class B and Class C share performance is reported from the commencement of investment operations on February 1, 1994.

     Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

     Class B share performance reflects the deduction of the contingent deferred sales charge of 3% assuming shares were redeemed after the end of the period.

     Class C share performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

     The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

     You may exchange your shares for another Keystone fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------------------------------------
Keystone Missouri Tax Free Fund

Your Fund's Performance

Your Fund's objective is to seek the highest possible current income, exempt from federal and state income taxes, while preserving capital.(5) The Fund is managed by Daniel A. Rabasco, vice president in Keystone's municipal bond department.

Performance

For the twelve-month period which ended November 30, 1996:

Class A shares returned 4.66%,

Class B shares returned 3.83%, and

Class C shares returned 3.83%.

Portfolio Strategy

Our primary strategy was to manage the Fund's average maturity, based on our interest rate outlook. We entered 1996 having extended the average maturity, in anticipation of a continuing decline in interest rates. We later made several adjustments. These included shortening the average maturity when interest rates rose and then positioning the Fund for a neutral stance relative to its competitive group when we believed that the municipal bond market had regained stability. Early in the year, we had invested in non-callable zero coupon bonds and bonds with 30-year maturities. For most of the fiscal year, the Fund was invested in bonds with 15-20 year maturities.

     We also sought to build and maintain the Fund's income by purchasing higher-yielding BBB-rated securities--primarily hospital bonds--and emphasizing call protection.

-------------------------
(5)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).


     As of November 30, 1996, your Fund's average quality was AA. The average maturity of the portfolio stood at 19 years.

     Looking ahead, we will continue to seek bonds that meet our stringent credit standards and that we believe will enhance the Fund's income stream. We think that bonds providing a solid level of quality still provide attractive value. These may include, among others: quality revenue bonds--such as water and sewer bonds, transportation bonds, and bonds issued by electric utilities.

Economic Environment

Missouri continues to exhibit economic strength and sound fiscal management. The state's economy is still outperforming that of the nation. Missouri's 3.6% unemployment rate for October 1996 is well-below the national rate of 5.4%. Job growth has resulted primarily from growth in the service sector, particularly in health and computer services. The state also continues to generate large budget surpluses.

     Our outlook for Missouri is favorable. We believe that Missouri's relatively low cost of living and its role as a distribution hub in the central U.S. will reward the state with above average economic growth. While there may be job losses in manufacturing, we expect them to be offset by growth in the service sector.

     Demand for Missouri bonds has been strong. The state's debt levels are extremely low; and while we anticipate an increase in Missouri bond issuance, we believe that the additional debt will be met with solid demand.

PAGE 8
--------------------------------------------------------------------
Keystone Missouri Tax Free Fund

[typeset representation of mountain chart]

Growth of an investment in
Keystone Missouri Tax Free Fund Class A

                  Initial                  Reinvested
                 Investment               Distributions
2/94              9523.81                    9523.81
11/94             8304.762                   8709.467
11/95             9438.095                  10439.76
11/96             9390.476                  10926.31

A $10,000 investment in Keystone Missouri Tax Free Fund Class A made on February 1, 1994 with all distributions reinvested was worth $10,928 on November 30, 1996. Past performance is no guarantee of future results.

[end mountain chart]


Taxable Equivalent Yields(6)

                                       Federal Tax Bracket
                               ---------------------------------------------
                                      31%             36%           39.6%
                                ----------      ----------      ----------
(combined state & federal)        (35.14%)        (39.84%)        (43.22%)
---------------------------     ----------      ----------      ----------
Yield                                   Taxable Equivalent Yields
---------------------------    ---------------------------------------------
4.0%                                 6.2%            6.6%            7.0%
5.0%                                 7.7%            8.3%            8.8%
6.0%                                 9.3%           10.0%           10.6%
---------------------------     ----------      ----------      ----------


The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

-------------------------
(6)The table is based on 1996 federal tax brackets. The 31% bracket includes single filers earning $58,151-121,300 and joint filers earning $96,901-147,700; the 36% bracket includes single filers earning $121,301-263,750 and joint filers earning $147,701-263,750; the 39.6% bracket includes single and joint filers earning over $263,750.

Twelve-Month Performance  as of November 30, 1996
--------------------------------------------------------------------

                             Class A      Class B       Class C
Total returns*                4.66%        3.83%        3.83%
Net asset value 11/30/95     $9.91        $9.80        $9.79
            11/30/96         $9.86        $9.74        $9.73
Distributions                $0.49        $0.42        $0.42
Capital Gains                 none         none          none


* Before deducting any sales charges

Historical Record          as of November 30, 1996
--------------------------------------------------------------------

Cumulative total returns     Class A      Class B       Class C
1-year w/o sales charge         4.66%        3.83%         3.83%
1-year                         -0.31%       -0.14%         3.83%
Life of Class                   9.28%        9.24%        11.93%
Average annual returns
1-year w/o sales charge         4.66%        3.83%         3.83%
1-year                         -0.31%       -0.14%         3.83%
Life of Class                   3.18%        3.17%         4.06%


Class A, Class B and Class C share performance is reported from the commencement of investment operations on February 1, 1994.

 Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

 Class B share performance reflects the deduction of the contingent deferred sales charge of 3% assuming shares were redeemed after the end of the period.

 Class C share performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

 You may exchange your shares for another Keystone fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

PAGE 9
--------------------------------------

Growth of an Investment

[typeset representation of line chart]

Comparison of change in value of a $10,000 investment in each Class of Keystone California Tax Free Fund, the Lehman Municipal Bond Index and the Consumer
Price Index.

In Thousands                  February 1, 1994 through November 30, 1996


     Average Annual Total Returns
     ----------------------------
               1 Year    Life of Class
Class A        -0.95%       2.78%
Class B        -0.72%       3.03%
Class C         3.34%       3.92%

                                                       Lehman         Consumer
                                                      Municipal        Price
                                                      Bond Index       Index
                Class A       Class B    Class C       (LMBI)          (CPI)
 2/94            9524         10000      10000          10000          10000
11/94            8687          9100       9092           9177          10239
11/95           10393         10825      10791          10912          10506
11/96           10808         10884      11152          11553          10848

Past performance is no guarantee of future results. The performance of each Class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. Lehman Municipal Bond Index is from January 31, 1994.

[end line chart]

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone America State Tax Free Fund-- Series II


Your Fund seeks current income, exempt from federal and state income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It

[typeset representation of line chart]

Comparison of change in value of a $10,000 investment in each Class of Keystone Missouri Tax Free Fund, the
Lehman Municipal Bond Index and the Consumer
Price Index.

In Thousands                  February 1, 1994 through November 30, 1996

     Average Annual Total Returns
     ----------------------------
               1 Year    Life of Class
Class A        -0.31%       3.18%
Class B        -0.14%       3.17%
Class C         3.83%       4.06%

                                                       Lehman         Consumer
                                                      Municipal        Price
                                                      Bond Index       Index
                Class A       Class B    Class C       (LMBI)          (CPI)
 2/94             9524         10000      10000         10000           10000
11/94             8709          9094       9075          9177           10239
11/95            10440         10802      10780         10912           10506
11/96            10926         10924      11193         11553           10848

Past performance is no guarantee of future results. The performance of each Class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. Lehman Municipal Bond Index is from January 31, 1994.

[end line chart]

represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

     These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult

PAGE 10
--------------------------------------

Keystone State Tax Free Fund--Series II



for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund\'s performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

     The illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

     Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund\'s performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund\'s portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund\'s prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 11
--------------------------------------

Keystone California Tax Free Fund

SCHEDULE OF INVESTMENTS--November 30, 1996

                                                                              Coupon     Maturity     Principal      Market
                                                                               Rate        Date         Amount        Value
                                                                             ========= ============= ============= ============
MUNICIPAL BONDS (97.6%)
 California Educational Facilities Authority Revenue, Loyola
   Marymount University (MBIA)                                                  5.875%    10/01/2016    $1,045,000    $1,083,780
 California Health Facilities Finance Authority, Insured Health
   Facilities-Catholic, Series A (AMBAC)                                        5.750     07/01/2015     1,000,000     1,008,160
 California Housing Finance Agency, Home Mortgage, Series L (MBIA)              6.400     08/01/2027       500,000       515,295
 California Housing Finance Agency, Multi-Family Housing,
   Series B (AMBAC)                                                             6.050     08/01/2016     2,000,000     2,028,260
 California State Public Works Board, Department of Corrections,
   Series B (MBIA)                                                              5.625     11/01/2016       500,000       505,625
 California State Public Works Board, Department of Corrections,
   Series D                                                                     5.375     11/01/2014       500,000       490,050
 California State Public Works Board, Various University of
 California Projects, Series A                                                  5.500     06/01/2014     1,000,000     1,003,210
 Central Coast Water Authority, California, State Water Project
   Regional Facilities, Series A (AMBAC)                                        5.000     10/01/2022     1,000,000       939,330
 East Bay, California Municipal Utility District, Wastewater
   Treatment System (FGIC)                                                      5.000     06/01/2026       500,000       467,930
 Elk Grove, California, Unified School District, Special Tax,
   Community Facilities, District No. 1 (AMBAC)                                 6.500     12/01/2024       500,000       579,905
 Los Angeles, California, Community Redevelopment Agency
   Refunding, Tax Allocation (FSA)                                              6.500     12/01/2016       750,000       814,688
 Los Angeles, California, Convention and Exhibition Center
   Authority, Lease Refunding, Series A (MBIA)                                  6.000     08/15/2010     1,000,000     1,093,850
 Los Angeles County, California, Transportation Commission, Sales
   Tax Revenue, Proposition C, Second SR, Series A, (MBIA)                      6.250     07/01/2013     1,000,000     1,058,610
 MSR Public Power Agency, California, San Juan Project, Series B (MBIA)         6.750     07/01/2011       400,000       438,832
 Madera County, California, Certificates of Participation, Valley
   Children's Hospital (MBIA)                                                   6.250     03/15/2007       250,000       277,092
 Oakland, California, Revenue Refunding, Series A (FGIC)                        7.600     08/01/2021     1,750,000     1,881,863
 Rialto, California, Special Tax, Community Facilities District 87-1 (FSA)      5.625     09/01/2018       500,000       499,015
 Rio Linda, California, Unified School District, Series A (AMBAC)               7.400     08/01/2010     1,000,000     1,150,600
 Riverside County, California, Transportation Commission, Sales Tax
   Revenue, Series A (FGIC)                                                     6.000     06/01/2009     1,000,000     1,097,660
 Sacramento County, California, Airport System Revenue, Series A                6.000     07/01/2011     1,000,000     1,056,910
 San Bernardino, California, Joint Powers Financing Authority, Tax
   Allocation Revenue, Series A (FSA)                                           5.750     10/01/2015     1,000,000     1,020,480
 San Diego County, California, Water Authority, Water Revenue,
   Certificates of Participation (FGIC)                                         5.681     04/23/2008     2,000,000     2,118,100
 San Francisco, California, City and County Airport Commission,
   International Airport Revenue, Second Series-Issue 12-B (FGIC)               5.650     05/01/2024       300,000       302,427
 San Francisco, California, State Building Authority, San Francisco
   Civic Center Complex A (AMBAC)                                               6.000     12/01/2009       500,000       545,000

                                   (continued on next page)

PAGE 12
--------------------------------------

Keystone California Tax Free Fund

SCHEDULE OF INVESTMENTS--November 30, 1996

                                                                         Coupon     Maturity     Principal       Market
                                                                          Rate        Date         Amount        Value
                                                                        ========= ============= ============= =============
MUNICIPAL BONDS (continued)
 San Jose, California, Redevelopment Tax Allocation, Merged Area
   Redevelopment Project (MBIA)                                            6.000%    08/01/2015    $1,230,000     $1,332,643
 San Mateo, Foster City, California, School District Capital
   Appreciation, Series C (FGIC) (effective yield 5.60%)(b)                0.000     09/01/2003       100,000         72,601
 Santa Ana, California, Financing Authority Lease, Police
   Administration and Holding Facility, Series A (MBIA)                    6.250     07/01/2015       300,000        335,691
 Santa Ana, California, Financing Authority Lease, Police
   Administration and Holding Facility, Series A (MBIA)                    6.250     07/01/2024     1,000,000      1,130,830
 South Orange County, California, Public Financing Authority,
   Special Tax Revenue, Sr. Lien, Series A (MBIA)                          7.000     09/01/2009     1,000,000      1,187,500
 Southern California Public Power Authority, Transmission Project
   Revenue (FSA)(effective yield 5.90%)(b)                                 0.000     07/01/2014     1,500,000        572,220
 University of California, Hospital-University of California Medical
   Center (AMBAC)                                                          5.750     07/01/2024     1,000,000      1,009,650
 Walnut Valley, California, Unified School District, Series A, (MBIA)      6.000     08/01/2014       190,000        205,331
 Windsor, California, United School District, Capital Appreciation
   (FGIC) (effective yield 5.83%)(b)                                       0.000     08/01/2016     1,415,000        468,747
----------------------------------------------------------------------  --------  ------------   -----------      ----------
TOTAL MUNICIPAL BONDS (Cost--$27,370,995)                                                                         28,291,885
======================================================================                                            ==========
TEMPORARY TAX-EXEMPT INVESTMENT (3.0%)
 Anaheim, California, Certificates of Participation
 (Cost--$875,000)(a)                                                     3.500     08/01/2019       875,000          875,000
----------------------------------------------------------------------  --------  ------------   -----------      ----------
TOTAL INVESTMENTS (Cost--$28,245,995)(c)                                                                          29,166,885
OTHER ASSETS AND LIABILITIES--NET (-0.6%)                                                                           (167,190)
----------------------------------------------------------------------                                            ----------
NET ASSETS (100.0%)                                                                                              $28,999,695
======================================================================                                            ==========

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at the date of purchase) is the annual yield at which the bond accretes until its maturity date.

(c) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1996 are as follows:

 Gross unrealized appreciation               $ 955,765
 Gross unrealized depreciation                 (34,875)
                                             ---------
 Net unrealized appreciation                 $ 920,890
                                             =========


LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association

See Notes to Financial Statements.

PAGE 13
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                Year Ended November 30,         Operations) to
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $  9.86          $ 8.70            $10.00
-------------------------------------------------------         -------          ------            -----
Income from investment operations:
Net investment income                                              0.48            0.49              0.44
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                     (0.11)           1.17             (1.30)
-------------------------------------------------------         -------          ------            -----
Total from investment operations                                   0.37            1.66             (0.86)
-------------------------------------------------------         -------          ------            -----
Less distributions from:
Net investment income                                             (0.48)          (0.47)            (0.44)
In excess of net investment income                                (0.02)          (0.03)                0
-------------------------------------------------------         -------          ------            -----
Total distributions                                               (0.50)          (0.50)            (0.44)
-------------------------------------------------------         -------          ------            -----
Net asset value end of year                                     $  9.73          $ 9.86            $ 8.70
=======================================================         =======          ======            =====
Total return (d)                                                   3.99%          19.63%            (8.78%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                    0.77%(b)        0.72%(b)          0.41%(a)
 Total expenses excluding reimbursement                            1.19%           1.31%             1.66%(a)
 Net investment income                                             5.06%           5.37%             5.53%(a)
Portfolio turnover rate                                             120%            119%              104%
-------------------------------------------------------         -------          ------            -----
Net assets end of year (thousands)                              $ 4,759          $4,555            $3,006
=======================================================         =======          ======            ======

(a)  Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.75% and 0.69% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d)  Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 14
--------------------------------------

Keystone California Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                Year Ended November 30,         Operations) to
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $  9.82          $  8.68            $ 10.00
-------------------------------------------------------         -------          -------            ------
Income from investment operations:
Net investment income                                              0.41             0.44               0.40
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                     (0.11)            1.17              (1.28)
-------------------------------------------------------         -------          -------            ------
Total from investment operations                                   0.30             1.61              (0.88)
-------------------------------------------------------         -------          -------            ------
Less distributions from:
Net investment income                                             (0.41)           (0.44)             (0.40)
In excess of net investment income                                (0.02)           (0.03)             (0.04)
-------------------------------------------------------         -------          -------            ------
Total distributions                                               (0.43)           (0.47)             (0.44)
-------------------------------------------------------         -------          -------            ------
Net asset value end of year                                     $  9.69          $  9.82            $  8.68
=======================================================         =======          =======            ======
Total return (d)                                                   3.23%           18.95%             (9.00%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                    1.52%(b)         1.48%(b)           1.16%(a)
 Total expenses excluding reimbursement                            1.94%            2.07%              2.36%(a)
 Net investment income                                             4.31%            4.57%              4.83%(a)
Portfolio turnover rate                                             120%             119%               104%
-------------------------------------------------------         -------          -------            ------
Net assets end of year (thousands)                              $22,719          $22,743            $11,415
=======================================================         =======          =======            ======

(a)  Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.50% and 1.45% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d)  Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 15
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                Year Ended November 30,         Operations) to
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $ 9.80          $ 8.68            $10.00
-------------------------------------------------------         ------          ------            -----
Income from investment operations:
Net investment income                                             0.41            0.43              0.39
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                    (0.10)           1.15             (1.29)
-------------------------------------------------------         ------          ------            -----
Total from investment operations                                  0.31            1.58             (0.90)
-------------------------------------------------------         ------          ------            -----
Less distributions from:
Net investment income                                            (0.41)          (0.43)            (0.39)
In excess of net investment income                               (0.02)          (0.03)            (0.03)
-------------------------------------------------------         ------          ------            -----
Total distributions                                              (0.43)          (0.46)            (0.42)
-------------------------------------------------------         ------          ------            -----
Net asset value end of year                                     $ 9.68          $ 9.80            $ 8.68
=======================================================         ======          ======            =====
Total return (d)                                                  3.34%          18.69%            (9.08%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                   1.52%(b)        1.49%(b)          1.16%(a)
 Total expenses excluding reimbursement                           1.94%           2.07%             2.38%(a)
 Net investment income                                            4.31%           4.51%             4.96%(a)
Portfolio turnover rate                                            120%            119%              104%
-------------------------------------------------------         ------          ------            -----
Net assets end of year (thousands)                              $1,521          $1,535            $  624
=======================================================         ======          ======            =====

(a)  Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.50% and 1.46% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d)  Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 16
-------------------------
Keystone California Tax Free Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996
--------------------------------------------------------------------------------
Assets
 Investments at market value
 (identified cost--$28,245,995)                           $29,166,885
 Cash                                                           8,231
 Receivable for:
  Fund shares sold                                             11,553
  Interest                                                    481,489
 Due from Investment Adviser                                    9,466
 Unamortized organization expenses                              2,931
 Prepaid expenses                                                 145
-----------------------------------------------------   -------------
  Total assets                                             29,680,700
-----------------------------------------------------   -------------
Liabilities
 Payable for:
  Investments purchased                                       544,555
  Distributions to shareholders                               109,573
 Due to related parties                                         4,673
 Other accrued expenses                                        22,204
-----------------------------------------------------   -------------
  Total liabilities                                           681,005
-----------------------------------------------------   -------------
Net assets                                                $28,999,695
-----------------------------------------------------   -------------
Net assets represented by
 Paid-in capital                                          $28,336,083
 Accumulated distributions in excess of
 net investment income                                        (84,575)
 Accumulated net realized loss on
 investments and closed futures contracts                    (172,703)
 Net unrealized appreciation on investments                   920,890
-----------------------------------------------------   -------------
  Total net assets                                        $28,999,695
-----------------------------------------------------   -------------
Net asset value per share (Note 2)
 Class A Shares
  Net asset value of $4,759,213 / 488,904 shares
  outstanding                                                   $9.73
  Maximum offering price per share ($9.73 / 0.9525)
  (based on a sales charge of 4.75% of the
  offering price on November 30, 1996)                         $10.22
   Class B Shares
    Net asset value of $22,719,468 / 2,344,553 shares
    outstanding                                                 $9.69
   Class C Shares
    Net asset value of $1,521,014 / 157,192 shares
    outstanding                                                 $9.68
  ---------------------------------------------------     -----------

  See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1996
--------------------------------------------------------------------------------
Investment income
Interest                                               $1,721,469
--------------------------------------    ---------   ------------
Expenses (Notes 4, 5 and 6)
Management fee                            $ 163,334
Transfer agent fees                          30,208
Custodian fees                               37,531
Accounting, auditing and legal fees          43,561
Organization expenses                         1,360
Distribution Plan expenses                  231,970
Other                                        31,341
Reimbursement from Investment  Adviser     (124,138)
--------------------------------------    ---------   ------------
 Total expenses                             415,167
Less: Indirectly paid expenses               (4,860)
--------------------------------------    ---------   ------------
Net expenses                                              410,307
--------------------------------------    ---------   ------------
Net investment income                                   1,311,162
--------------------------------------    ---------   ------------
Net realized and unrealized loss on
 investments and closed futures
 contracts (Note 3)
Net realized gain (loss) on:
 Investments                                309,298
 Closed futures contracts                   (58,763)
--------------------------------------    ---------   ------------
Net realized gain on investments and
 closed futures contracts                                 250,535
Net change in unrealized  appreciation
 (depreciation) on investments                           (615,669)
--------------------------------------    ------------ ------------
 Net realized and unrealized loss on
  investments and closed futures
  contracts                                              (365,134)
  ------------------------------------    ---------     ----------
 Net increase in net assets
  resulting from operations                            $  946,028
--------------------------------------    ---------   ------------

PAGE 17
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     Year Ended November 30,
                                                                                     1996             1995
=============================================================================          ========       ========
Operations
 Net investment income                                                              $ 1,311,162    $   970,169
 Net realized gain on investments and closed futures contracts                          250,535        671,239
 Net change in unrealized appreciation (depreciation) on investments                   (615,669)     1,882,439
------------------------------------------------------------------------------      -----------    -----------
  Net increase in net assets resulting from operations                                  946,028      3,523,847
------------------------------------------------------------------------------      -----------    -----------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A                                                                              (235,059)      (180,675)
  Class B                                                                            (1,007,294)      (746,674)
  Class C                                                                               (68,809)       (47,288)
 In excess of net investment income:
  Class A                                                                               (10,964)       (12,433)
  Class B                                                                               (46,983)       (51,381)
  Class C                                                                                (3,209)        (3,254)
------------------------------------------------------------------------------      -----------    -----------
 Total distributions to shareholders                                                 (1,372,318)    (1,041,705)
------------------------------------------------------------------------------      -----------    -----------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A                                                                             1,349,960      1,987,577
  Class B                                                                             5,739,529     11,405,882
  Class C                                                                               371,666      1,005,793
 Payment for shares redeemed:
  Class A                                                                            (1,165,388)      (918,227)
  Class B                                                                            (5,834,556)    (2,323,287)
  Class C                                                                              (394,952)      (229,742)
 Net asset value of shares issued in reinvestment of distributions:
  Class A                                                                                83,004         45,806
  Class B                                                                               406,441        307,457
  Class C                                                                                37,702         24,916
------------------------------------------------------------------------------      -----------    -----------
 Net increase in net assets resulting from capital share transactions                   593,406     11,306,175
------------------------------------------------------------------------------      -----------    -----------
   Total increase in net assets                                                         167,116     13,788,317
Net assets:
 Beginning of year                                                                   28,832,579     15,044,262
------------------------------------------------------------------------------      -----------    -----------
 End of year [Including accumulated distributions in excess of net investment
 income as follows: 1996--($84,575) and 1995--($27,037)] (Note 1)                   $28,999,695    $28,832,579
==============================================================================      ===========    ===========

See Notes to Financial Statements.

PAGE 18
--------------------------------------

Keystone Missouri Tax Free Fund

SCHEDULE OF INVESTMENTS--November 30, 1996

                                                                          Coupon     Maturity     Principal      Market
                                                                           Rate        Date         Amount        Value
                                                                         ========= ============= ============= ============
MUNICIPAL BONDS (97.4%)
 Butler County, Missouri, Public Facilities Authority, Butler County
   Jail Project (FGIC)                                                      6.500%    12/01/2014    $1,105,000    $1,194,317
 Cape Girardeau County, Missouri, Health Care Facilities, Southeast
   Missouri Hospital Association (MBIA)                                     5.250     06/01/2016     1,500,000     1,464,120
 Chesterfield, Missouri, General Obligation                                 6.300     02/15/2013       830,000       892,167
 Clay County, Missouri, Public Building Authority (FGIC)                    7.000     05/15/2014     1,000,000     1,128,430
 Commonwealth of Puerto Rico, General Obligation                            6.450     07/01/2017       500,000       538,585
 Commonwealth of Puerto Rico, Highway and Transportation
   Authority Revenue, Series Y                                              6.250     07/01/2014     1,000,000     1,096,790
 Commonwealth of Puerto Rico, Linked BPO (MBIA)                             7.000     07/01/2010       750,000       887,835
   Jackson County, Missouri, Single Family Mortgage Revenue
   (effective yield 6.29%)(b)                                               0.000     03/01/2015     3,750,000     1,305,150
 Kansas City, Missouri, Municipal Assistance, Capital Improvement,
   Series B (AMBAC)                                                         5.650     01/15/2012     1,000,000     1,025,260
 Missouri Higher Education, Loan Authority, Student Loan, Series B          6.750     02/15/2009     1,000,000     1,044,770
 Missouri State Environmental Improvement and Energy Resource
   Authority, Water Pollution Control, Capital Appreciation, State
   Revolving Fund-Series D (effective yield 6.25%)(b)                       0.000     01/01/2016       985,000       333,432
 Missouri State Environmental Improvement and Energy Resource
   Authority, Water Pollution Control, Capital Appreciation, State
   Revolving Fund-Series D (effective yield 6.25%)(b)                       0.000     01/01/2017       975,000       311,824
 Missouri State Environmental Improvement and Energy Resource
   Authority, Water Pollution Control, State Revolving Fund,
   Kansas City, Series A                                                    5.750     01/01/2016     1,000,000     1,030,550
 Missouri State Environmental Improvement and Energy Resource
   Authority, Water Pollution Control, State Revolving Fund,
   Series B                                                                 7.200     07/01/2016       600,000       687,054
 Missouri State Health and Educational Facilities Authority, BJC
   Health Systems, Series A                                                 6.500     02/15/2020       500,000       550,495
 Missouri State Health and Educational Facilities Authority,
   Bethesda Health Group, Project A                                         7.500     08/15/2012     1,000,000     1,032,120
 Missouri State Health and Educational Facilities Authority, Jefferson
   Memorial Hospital Association Project                                    6.000     08/15/2023       250,000       239,715
 Missouri State Health and Educational Facilities Authority, Jefferson
   Memorial Hospital Obligation Group                                       6.800     05/15/2025     1,000,000     1,035,300
 Missouri State Health and Educational Facilities Authority, Lake of
   Ozarks General Hospital                                                  6.500     02/15/2021       500,000       512,295
 Missouri State Health and Educational Facilities Authority, SSM
   Health Care, Series AA (MBIA)                                            6.250     06/01/2016     1,500,000     1,586,235
 Missouri State Housing Development Commission, Single Family,
   GNMA, Series A                                                           7.125     12/01/2014       270,000       292,648

                                   (continued on next page)

PAGE 19
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996

                                                                      Coupon      Maturity       Principal        Market
                                                                      Rate          Date          Amount           Value
                                                                     =========   =============   ============   ==============
MUNICIPAL BONDS (continued)
 Missouri State Housing Development Commission, Single Family,
   GNMA, Series B                                                       6.250%      09/01/2015      $ 500,000       $  511,235
 Missouri State Housing Development Commission, Single Family,
   GNMA, Series B                                                       6.450       09/01/2027      1,250,000        1,281,962
 St. Louis County, Missouri, Industrial Development Authority,
   Health Facilities Revenue, GNMA, Mother of Perpetual Help            6.400       08/01/2035        500,000          528,105
 St. Louis, Missouri, Municipal Finance Corp. Leasehold Revenue
   Improvement--City Justice Center, Series A (AMBAC)                   5.750       02/15/2011      1,200,000        1,229,268
 Sikeston, Missouri, Electric Revenue (MBIA)                            6.000       06/01/2013      1,250,000        1,353,913
 Sikeston, Missouri, Electric Revenue (MBIA)                            6.000       06/01/2015        500,000          541,540
 University of Missouri Health Facilities Revenue, University of
   Missouri Health System, Series A (AMBAC)                             5.500       11/01/2016        650,000          651,970
 Webb City, Missouri, School District R-VIII Facilities Group,
   Leasehold Revenue                                                    5.625       08/01/2016        250,000          250,498
 Wentzville, Missouri, School District, Series A                        5.600       03/01/2011        700,000          721,637
-----------------------------------------------------------------    --------    ------------     ----------        ----------
TOTAL MUNICIPAL BONDS (Cost--$23,973,745)                                                                           25,259,220
=================================================================                                                   ==========
TEMPORARY TAX-EXEMPT INVESTMENT (3.6%)
 Missouri State Health and Educational Facilities Authority,
 Christian Health Services (Cost--$925,000)(a)                          3.400       12/01/2019        925,000          925,000
-----------------------------------------------------------------    --------    ------------     ----------        ----------
TOTAL INVESTMENTS (Cost--$24,898,745)(c)                                                                            26,184,220
OTHER ASSETS AND LIABILITIES--NET (-1.0%)                                                                             (262,873)
-----------------------------------------------------------------                                                   ----------
NET ASSETS (100.0%)                                                                                                $25,921,347
=================================================================                                                   ==========

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(c) The cost of investments for federal income tax purposes amounted to $24,911,786. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1996 are as follows:

 Gross unrealized appreciation               $1,288,569
 Gross unrealized depreciation                  (16,135)
                                             ----------
 Net unrealized appreciation                 $1,272,434
                                             ==========


LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--American Municipal Bond Assurance Corporation
FGIC--Federal Guaranty Insurance Corporation
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

PAGE 20
--------------------------------------

Keystone Missouri Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                Year Ended November 30,         Operations) to
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $ 9.91          $ 8.72            $10.00
-------------------------------------------------------         ------          ------            -----
Income from investment operations:
Net investment income                                             0.50            0.50              0.44
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                    (0.06)           1.19             (1.28)
-------------------------------------------------------         ------          ------            -----
Total from investment operations                                  0.44            1.69             (0.84)
-------------------------------------------------------         ------          ------            -----
Less distributions from:
Net investment income                                            (0.47)          (0.47)            (0.44)
In excess of net investment income                               (0.02)          (0.03)                0(e)
-------------------------------------------------------         ------          ------            -----
Total distributions                                              (0.49)          (0.50)            (0.44)
-------------------------------------------------------         ------          ------            -----
Net asset value end of year                                     $ 9.86          $ 9.91            $ 8.72
=======================================================         ======          ======            =====
Total return (d)                                                  4.66%          19.86%            (8.55%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                   0.76%(b)        0.72%(b)          0.43%(a)
 Total expenses excluding reimbursement                           1.22%           1.32%             1.54%(a)
 Net investment income                                            4.93%           5.26%             5.38%(a)
Portfolio turnover rate                                            126%            74%               25%
-------------------------------------------------------         ------          ------            -----
Net assets end of year (thousands)                              $2,610          $4,848            $3,581
=======================================================         ======          ======            =====

(a)  Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.75% and 0.69% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d)  Excluding applicable sales charges.

(e)  Amount represents less than $0.01 per share.



See Notes to Financial Statements.

PAGE 21
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                Year Ended November 30,         Operations) to
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $  9.80          $  8.67            $ 10.00
-------------------------------------------------------         -------          -------            ------
Income from investment operations:
Net investment income                                              0.40             0.44               0.40
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                     (0.04)            1.15              (1.29)
-------------------------------------------------------         -------          -------            ------
Total from investment operations                                   0.36             1.59              (0.89)
-------------------------------------------------------         -------          -------            ------
Less distributions from:
Net investment income                                             (0.40)           (0.43)             (0.40)
In excess of net investment income                                (0.02)           (0.03)             (0.04)
-------------------------------------------------------         -------          -------            ------
Total distributions                                               (0.42)           (0.46)             (0.44)
-------------------------------------------------------         -------          -------            ------
Net asset value end of year                                     $  9.74          $  9.80            $  8.67
=======================================================         =======          =======            ======
Total return (d)                                                   3.83%           18.79%             (9.06%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                    1.52%(b)         1.47%(b)           1.16%(a)
 Total expenses excluding reimbursement                            2.00%            2.08%              2.49%(a)
 Net investment income                                             4.20%            4.56%              4.70%(a)
Portfolio turnover rate                                             126%             74%                25%
-------------------------------------------------------         -------          -------            ------
Net assets end of year (thousands)                              $21,925          $21,231            $12,906
=======================================================         =======          =======            ======

(a)  Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.50% and 1.44% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d)  Excluding applicable sales charges.



See Notes to Financial Statements.

PAGE 22
--------------------------------------

Keystone Missouri Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1994
                                                                                               (Commencement of
                                                                                                Operations) to
                                                                Year Ended November 30,
                                                               1996              1995          November 30, 1994
                                                           ===============   ===============   ===================
Net asset value beginning of year                               $   9.79          $   8.66            $    10.00
-------------------------------------------------------         --------          --------            ---------
Income from investment operations:
Net investment income                                               0.39              0.43                  0.39
Net realized and unrealized gain (loss) on investments
 and closed futures contracts                                      (0.03)             1.16                 (1.29)
-------------------------------------------------------         --------          --------            ---------
Total from investment operations                                    0.36              1.59                 (0.90)
-------------------------------------------------------         --------          --------            ---------
Less distributions from:
Net investment income                                              (0.40)            (0.43)                (0.39)
In excess of net investment income                                 (0.02)            (0.03)                (0.05)
-------------------------------------------------------         --------          --------            ---------
Total distributions                                                (0.42)            (0.46)                (0.44)
-------------------------------------------------------         --------          --------            ---------
Net asset value end of year                                     $   9.73          $   9.79            $     8.66
=======================================================         ========          ========            =========
Total return (d)                                                    3.83%            18.78%                (9.25%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                     1.52%(b)          1.46%(b)              1.15%(a)
 Total expenses excluding reimbursement                             1.99%             2.07%                 2.60%(a)
 Net investment income                                              4.18%             4.56%                 4.72%(a)
Portfolio turnover rate                                              126%              74%                   25%
-------------------------------------------------------         --------          --------            ---------
Net assets end of year (thousands)                              $  1,387          $  1,788            $    1,045
=======================================================         ========          ========            =========

(a) Annualized

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.50% and 1.44% for the years ended November 30, 1996 and 1995, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 23
--------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996
--------------------------------------------------------------------------------

Assets
 Investments at market value
  (identified cost--$24,898,745)                         $26,184,220
 Cash                                                          2,922
 Receivable for:
  Investments sold                                           259,881
  Interest                                                   484,398
 Due from Investment Adviser                                  11,882
 Unamortized organization expenses                             1,610
 Prepaid expenses                                                149
-----------------------------------------------------    -----------
  Total assets                                            26,945,062
-----------------------------------------------------    -----------
Liabilities
 Payable for:
  Investments purchased                                      894,339
  Fund shares redeemed                                         5,234
  Distributions to shareholders                               96,541
 Due to related parties                                        5,669
 Other accrued expenses                                       21,932
-----------------------------------------------------    -----------
  Total liabilities                                        1,023,715
-----------------------------------------------------    -----------
Net assets                                               $25,921,347
=====================================================    ===========
Net assets represented by
 Paid-in capital                                         $25,012,832
 Accumulated distributions in excess of
  net investment income                                      (78,953)
 Accumulated net realized loss on investments
  and closed futures contracts                              (298,007)
 Net unrealized appreciation on investments                1,285,475
-----------------------------------------------------    -----------
  Total net assets                                       $25,921,347
=====================================================    ===========
Net asset value per share (Note 2)
 Class A Shares
  Net asset value of $2,609,659 \ 264,722 shares
  outstanding                                                  $9.86
  Maximum offering price per share ($9.86 \ 0.9525)
  (based on a sales charge of 4.75% of the offering
 price on November 30, 1996)                                  $10.35
 Class B Shares
  Net asset value of $21,924,518 \ 2,250,766 shares
  outstanding                                                  $9.74
 Class C Shares
  Net asset value of $1,387,170 \ 142,514 shares
  outstanding                                                  $9.73
=====================================================    ===========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1996

Investment income
 Interest                                                 $1,516,777
--------------------------------------                    ----------
Expenses (Notes 4, 5 and 6)
 Management fee                            $ 146,922
 Transfer agent fees                          35,133
 Custodian fees                               36,477
 Accounting fees                              24,104
 Auditing and legal fees                      19,644
 Organization expenses                           750
 Distribution Plan expenses                  212,358
 Other                                        27,698
 Reimbursement from Investment
  Adviser                                   (127,049)
--------------------------------------     ---------
  Total expenses                             376,037
 Less: Indirectly paid expenses               (3,594)
--------------------------------------     ---------
 Net expenses                                                372,443
--------------------------------------                    ----------
Net investment income                                      1,144,334
--------------------------------------                    ----------
Net realized and unrealized loss on
 investments and closed futures
 contracts (Note 3)
 Realized gain (loss) on:
  Investments                                508,612
  Closed futures contracts                  (100,090)
--------------------------------------     ---------
 Net realized gain on investments and
  closed futures contracts                                   408,522
 Net change in unrealized
  appreciation (depreciation) on
 investments                                                (559,081)
--------------------------------------                    ----------
 Net realized and unrealized loss
  on investments and closed futures
 contracts                                                  (150,559)
--------------------------------------                    ----------
 Net increase in net assets
  resulting from operations                               $  993,775
======================================                    ==========

PAGE 24
--------------------------------------

Keystone Missouri Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        Year Ended November 30,
                                                                                        1996             1995
================================================================================          ========       ========
Operations
 Net investment income                                                                 $ 1,144,334    $ 1,018,144
 Net realized gain (loss) on investments and closed futures contracts                      408,522       (405,181)
 Net change in unrealized appreciation (depreciation) on investments                      (559,081)     3,088,294
---------------------------------------------------------------------------------      -----------    -----------
  Net increase in net assets resulting from operations                                     993,775      3,701,257
---------------------------------------------------------------------------------      -----------    -----------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A                                                                                 (180,167)      (153,289)
  Class B                                                                                 (901,652)      (791,351)
  Class C                                                                                  (62,515)       (73,504)
 In excess of net investment income:
  Class A                                                                                   (7,679)       (11,167)
  Class B                                                                                  (38,432)       (57,652)
  Class C                                                                                   (2,665)        (5,355)
---------------------------------------------------------------------------------      -----------    -----------
 Total distributions to shareholders                                                    (1,193,110)    (1,092,318)
---------------------------------------------------------------------------------      -----------    -----------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A                                                                                1,540,859      4,076,405
  Class B                                                                                3,156,266      7,170,581
  Class C                                                                                  163,392        931,369
 Payment for shares redeemed:
  Class A                                                                               (3,827,386)    (3,330,599)
  Class B                                                                               (2,803,559)    (1,245,399)
  Class C                                                                                 (586,879)      (414,529)
 Net asset value of shares issued in reinvestment of distributions:
  Class A                                                                                  119,315        103,984
  Class B                                                                                  448,603        392,566
  Class C                                                                                   42,351         42,017
---------------------------------------------------------------------------------      -----------    -----------
 Net increase (decrease) in net assets resulting from capital share transactions        (1,747,038)     7,726,395
---------------------------------------------------------------------------------      -----------    -----------
  Total increase (decrease) in net assets                                               (1,946,373)    10,335,334
---------------------------------------------------------------------------------      -----------    -----------
Net assets:
 Beginning of year                                                                      27,867,720     17,532,386
---------------------------------------------------------------------------------      -----------    -----------
 End of year [Including accumulated distributions in excess of net investment
 income as follows: 1996--($78,953) and 1995--($39,999)] (Note 1)                      $25,921,347    $27,867,720
=================================================================================      ===========    ===========

See Notes to Financial Statements.

PAGE 25
--------------------------------------

Keystone State Tax Free Fund--Series II

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone State Tax Free Fund--Series II (the "FUND") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina (Note 7). The FUND is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The FUND currently consists of two separate, non-diversified series of shares evidencing interests in different portfolios of securities (individually the "Fund", collectively the "Funds"). These financial statements include the Keystone California Tax Free Fund (formerly Keystone California Insured Tax Free Fund) ("California Fund") and the Keystone Missouri Tax Free Fund ("Missouri Fund"). Each Fund currently offers several classes of shares. The Funds seek the highest possible current income exempt from federal income taxes, while preserving capital.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Securities

Securities held by the Funds are valued by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

     The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

     Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

PAGE 26
------------------------

D. Organization Expenses

Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by Keystone during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

E. Federal Income Taxes

Each Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, each Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

Each Fund declares dividends from net investment income daily and distributes such dividends monthly and distributes net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax accounting treatment of market discount on securities.

G. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

  The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value Shares of beneficial interest of each Fund are currently divided into Class A, Class B and Class C. Transactions in shares of each Fund were as follows:

                            Year Ended November 30,
                              1996          1995
------------------------    ---------   -----------
California Fund
Class A
Shares sold                  140,002      210,863
Shares redeemed             (121,799)     (99,402)
Shares issued in
reinvestment
of dividends and
distributions                  8,643        4,943
------------------------    ---------   -----------
Net increase                  26,846      116,404

PAGE 27
--------------------------------------

                                   Year Ended November 30,
                                  1996                    1995
------------------------------------------------------------------
California Fund
Class B
Shares sold                     597,313                 1,223,780
Shares redeemed                (612,458)                 (254,280)
Shares issued in
 reinvestment of
 dividends and
 distribution                    42,516                    33,291
------------------------------------------------------------------
Net increase                     27,371                 1,002,791
------------------------------------------------------------------
Class C
Shares sold                      38,530                   107,136
Shares redeemed                 (41,822)                  (25,172)
Shares issued in
 reinvestment of
 dividends and
 distributions                    3,949                     2,687
------------------------------------------------------------------
Net increase                        657                    84,651
------------------------------------------------------------------
Missouri Fund
Class A
Shares sold                     156,363                   429,776
Shares redeemed                (392,880)                 (362,420)
Shares issued in
 reinvestment of
 dividends and
 distributions                   12,216                    11,139
------------------------------------------------------------------
Net increase (decrease)        (224,301)                   78,495
------------------------------------------------------------------
Class B
Shares sold                     330,193                   769,123
Shares redeemed                (292,558)                 (134,192)
Shares issued in
 reinvestment of
 dividends and
 distributions                   46,792                    42,162
------------------------------------------------------------------
Net increase                     84,427                   677,093
------------------------------------------------------------------

                                    Year Ended November 30,
                                  1996                      1995
------------------------------------------------------------------
Missouri Fund
Class C
Shares sold                      17,038                   101,419
Shares redeemed                 (61,550)                  (44,088)
Shares issued in
 reinvestment of
 dividends and
 distributions                    4,411                     4,503
------------------------------------------------------------------
Net increase (decrease)         (40,101)                   61,834
------------------------------------------------------------------


(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended November 30, 1996 were as follows:

                          Cost          Proceeds
                      of Purchases     From Sales
                  ------------------ --------------
California Fund      $34,732,540      $35,232,134
Missouri Fund         32,872,843       34,481,866


     As of November 30, 1996 the Funds had approximate capital loss carryovers for federal tax purposes as follows:

                  California Fund
                 -----------------
Expires 2002      $173,000

                  Missouri Fund
                 ---------------
Expires 2003      $285,000

(4.) Distribution Plans

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, each Fund pays its principal underwriter, Keystone Investment Distributors Company

PAGE 28
--------------------------------------
Keystone State Tax Free Fund--Series II


("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

 The Class A Distribution Plan provides for expenditures, which are currently limited to 0.15% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

 Pursuant to each Fund's Class B and Class C Distribution Plans, the Funds pay a distribution fee which currently may not exceed 0.90% of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.15% is used to pay service fees.

 During the year ended November 30, 1996 amounts paid to KIDC pursuant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:

                                     California Fund
                                     -----------------
Class A                                  $  7,037
Class B prior to June 1, 1995             108,867
Class B on or after June l, 1995          101,701
Class C                                    14,365

                                     Missouri Fund
                                     ---------------
Class A                                 $  5,369
Class B prior to June 1, 1995            147,608
Class B on or after June l, 1995          45,956
Class C                                   13,425

 Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services which had been earned while the Distribution Plan was in effect.

 KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from each Fund. KIDC intends to seek full payment of such distribution costs from each Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

 At November 30, 1996 total unpaid distribution costs for Class B shares were as follows:

                                              California Fund
                                              -----------------
Shares purchased prior to June 1, 1995            $785,384
Shares purchased on or after June 1, 1995          758,782

                                              Missouri Fund
                                              ---------------
Shares purchased prior to June 1, 1995           $942,344
Shares purchased on or after June 1, 1995         347,805


 At November 30, 1996 total unpaid distribution costs for Class C shares were as follows:

California Fund     $100,058
Missouri Fund         133,757


 Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions


Under the terms of the Investment Advisory and Management Agreement between Keystone and the FUND, Keystone provides investment management and administrative services to each Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of each Fund.

     Keystone has voluntarily limited the expenses of Class A shares to 0.75% of its average daily net assets and has limited the expenses of Class B and C to 1.50% of the average daily net assets of each respective class.

PAGE 29
--------------------------------------

For the year ended November 30, 1996 Keystone reimbursed the Funds as follows:

California Fund     $124,138
Missouri Fund        127,049


     During the year ended November 30, 1996, each Fund paid or accrued to Keystone for certain accounting services as follows:

California Fund     $24,104
Missouri Fund        24,104


     During the year ended November 30, 1996, each Fund paid or accrued to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent as follows:

California Fund     $30,208
Missouri Fund        35,133


     Certain officers and/or Directors of Keystone are also officers and/or Trustees of each Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from each Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

(6.) Expense Offset Arrangement

The Funds have entered into an expense offset arrangement with its custodian. For the year ended November 30, 1996, the California Fund and the Missouri Fund incurred total custody fees in the amount of $37,531 and $36,477, respectively, and received a credit of $4,860 and $3,594, respectively, pursuant to this expense offset arrangement, resulting in a net custody expense of $32,671 and $32,883, respectively. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Events

On December 11, 1996, KII and indirectly each of its subsidiaries, including Keystone, the FUND's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union").


     Consequently, the FUND entered into a new Investment Advisory and Management Agreement (the "New Advisory Agreement") with Keystone. The terms of the New Advisory Agreement are substantially identical to the current agreement. In addition, the FUND has entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. EKD replaces Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company ("KIDC")) as the FUND's principal underwriter.


     Also, in connection with the Acquisition, KIRC changed its name to Evergreen Keystone Service Company.


     It is expected that the Acquisition will not affect services provided to the FUND.

PAGE 30
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Keystone State Tax Free Fund-Series II

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders

Keystone State Tax Free Fund--Series II

We have audited the accompanying statements of assets and liabilities of Keystone California Tax Free Fund (formerly Keystone California Insured Tax Free
Fund) and Keystone Missouri Tax Free Fund, portfolios of Keystone State Tax Free Fund--Series II (the "FUND"), including the schedules of investments as of November 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended November 30, 1996, and for the period from February 1, 1994 (Commencement of Operations) to November 30, 1994. These financial statements and financial highlights are the responsibility of the FUND's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone California Tax Free Fund and Keystone Missouri Tax Free Fund as of November 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                          KPMG Peat Marwick LLP

Boston, Massachusetts

December 27, 1996

PAGE 31
--------------------------------------





FEDERAL TAX STATUS-FISCAL 1996 DISTRIBUTIONS
(Unaudited)



The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

                              Tax-Exempt Income Dividends
                            --------------------------------
                             Class A    Class B   Class C
                            ---------- ---------- ---------
 California Tax Free Fund     $0.50      $0.43      $0.43
 Missouri Tax Free Fund        0.49       0.42       0.42


In January 1997, we sent you complete information on distributions paid during the calendar year 1996 to assist you in completing your federal tax return.

[cover]


                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

CAMO-R-1/97             [recycle logo]
4M

                                K E Y S T O N E

              [photo of American flag waving in front of building]

                                      STATE
                                  TAX FREE FUND
                                    SERIES II

                            CALIFORNIA TAX FREE FUND
                             MISSOURI TAX FREE FUND

                                [Keystone logo]

                                  ANNUAL REPORT
                               NOVEMBER 30, 1996